COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

(the “Trusts”)

Supplement dated April 7, 2010 to the

Current Prospectuses of the Columbia Funds

As previously reported, on September 29, 2009, Bank of America, N.A., the indirect parent of Columbia Management Advisors, LLC, entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”) (the “Transaction”), including the business of managing the series of the Trusts (each a “Fund” and, together, the “Funds”). The closing of the Transaction, which is subject to various approvals and other conditions, is expected to occur on or about May 1, 2010 (the “Closing”). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Funds. Accordingly, the following changes to the Prospectuses for each Fund will be effective upon and subject to the Closing.

1.	Change of Advisor and Administrator. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor and administrator of the Funds upon the Closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing.

•	References to the Advisor and Administrator in the Prospectuses will be deemed to be references to the New Advisor.

•	The first two paragraphs in the section of the Prospectuses entitled “Management of the Fund—Primary Service Providers—The Advisor” will be deleted and replaced in their entirety with the following:

The Advisor (which is also the administrator of the Funds) is located at 100 Federal Street, Boston, MA 02110 and serves as investment advisor to the Columbia Fund and RiverSource fund families. The Advisor is a registered investment adviser and a subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determines what securities and other investments the Fund should buy or sell and executes the portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may use the research and other capabilities of its affiliates and third parties in managing investments.

2.	Change of Distributor. RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Funds upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

•	References to the Distributor in the Prospectuses will be deemed to be references to the New Distributor.

•	The text of the section of the Prospectuses entitled “Management of the Fund—Primary Service Providers—The Distributor” will be deleted and replaced in its entirety with the following:

Shares of the Fund are distributed by the Distributor. The Distributor is a registered broker/dealer and a subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

3.	Change of Transfer Agent. RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial, will become the transfer agent of the Funds upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

•	References to the Transfer Agent in the Prospectuses will be deemed to be references to the New Transfer Agent.

•	The text of the section of the Prospectuses entitled “Management of the Fund—Primary Service Providers—The Transfer Agent” will be deleted and replaced in its entirety with the following:

The Transfer Agent is a registered transfer agent and a subsidiary of Ameriprise Financial. The Transfer Agent’s responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations, paid by the Transfer Agent on the Fund’s behalf.

Shareholders should retain this Supplement for future reference.